Equity Method Investments, Net - Schedule of Unaudited Financial Information for these Equity Method Investees (Details) - Equity Method Investment, Nonconsolidated Investee or Group of Investees [Member] - CNY (¥)
¥ in Thousands
	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Balance sheet data:
Current assets	¥ 265,059	¥ 432,605
Non-current assets	100,743	97,253
Total assets	365,802	529,858
Current liabilities	61,731	63,280
Total liabilities	61,731	63,280
Shareholders’ equity	304,071	466,578
Total liabilities and shareholders’ equity	365,802	529,858
Operation results data:
Revenue	7,110	244	¥ 13
Operating income/(loss)	(119,980)	(13,746)	1,188
Net income/(loss)	¥ (119,663)	¥ (13,516)	¥ 1,448